                                                                    EXHIBIT 10.3


                             FIRST LEASE AMENDMENT
                             ---------------------

     THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 9th day of June, 1999, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and VASCULAR SOLUTIONS, INC., a Minnesota corporation ("Tenant").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, Massachusetts Mutual Life Insurance Company, as predecessor in interest to Landlord, and Tenant entered into a certain lease dated February 11, 1998 (the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 16,743 rentable square feet of space (the "Original Premises") located in an office/warehouse building commonly known as Plymouth Office/Tech Center, 2495 Xenium Lane North, Plymouth, Minnesota 55441;

     WHEREAS, Landlord and Tenant desire to expand the Original Premises by approximately 7,248 rentable square feet (the "Additional Space"). Collectively, the Original Premises and Additional Space shall hereinafter be referred to as the "Premises"; and

     WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such expansion;

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

     1.  Incorporation of Recitals.  The above recitals are hereby incorporated
         -------------------------
into this Amendment as if fully set forth herein.

     2.   Amendment of Cover Page to Lease.  Commencing July 1, 1999, the cover
          --------------------------------
page of the Lease is hereby amended as follows:

      Landlord:   Duke Realty Limited Partnership, an Indiana limited
                  partnership

      Occupancy:  Reference to Base Rent "at the rate of $7,936.64 per month" is deleted and replaced with "at the rate identified in Amended Exhibit
                                                                       -------
          F".
          -

     Base Rent:   See Amended Exhibit F, payable in advance on or before the 1st
                      -----------------
          day of each month during the Lease Term at NW 7210, P.O. Box 1450, Minneapolis, Minnesota 55485-7210, or such other place as Landlord may from time to time designate in writing.

     Premises:  The space cross-hatched on Amended Exhibit B attached hereto
                                           -----------------
          (the "Premises") consisting of approximately 23,991 rentable square feet in the building (the "Building") constructed on the tract of land (the "Land") located in the City of Plymouth, County of Hennepin, State of Minnesota (the "Land").

     3.   Amendment of Section 2.  Acceptance of Premises.  Section 2 of the
          ----------------------   ----------------------
Lease is hereby amended by adding the following:

     Tenant has personally inspected the Additional Space and accepts the same "as is" without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto except to construct in a good and workmanlike manner the improvements designated as Landlord's obligations as per mutually agreed upon plans and specifications and which shall be attached hereto as Amended
                                                                         -------
     Exhibit E in an amount not to exceed Seven Thousand Two Hundred forty-eight
     ---------
     Dollars ($7,248.00) ("Landlord's Allowance"). Landlord and Tenant hereby agree that all costs for tenant finish improvements which exceed Landlord's Allowance shall be amortized over the term of the Lease at eleven percent (11%) per annum. Landlord and Tenant agree that all work on the initial and any subsequent tenant finish improvements may, at Tenant's option, be performed by Duke Construction Limited Partnership or a subsidiary or affiliate of Landlord ("Duke") which shall receive a construction management fee as Landlord's construction manager or general contractor.
     In the event Tenant elects to use another contractor other than Duke, Tenant hereby agrees to pay Landlord a construction management fee equal to five percent (5%) of the total project cost.

     4.   Amendment of Section 17.  Notices.  Section 17 of the Lease is hereby
          -----------------------   -------
amended to provide that Landlord's notice address is 1550 Utica Avenue South, Suite 120, Minneapolis, Minnesota 55416.

     5.   Amendment of Exhibit G.  Tenant's Right to Early Termination.  The
          ----------------------   -----------------------------------
third and fourth sentences of Paragraph 2 of

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Tenant's Right to Early Termination are hereby deleted and the following substituted in lieu thereof:

     With Tenant's six (6) months' written notice and as a condition of Tenant's termination, Tenant will pay to Landlord as a termination fee in bank funds, the sum of the following items (i) one month's gross rent based on monthly billing at the time notice is given; plus (ii) the unamortized portion of the leasing commissions Thirty-six Thousand Five Hundred Eighty-four Dollars and Fifty-eight Cents ($36,584.58) paid by Landlord to United Properties Corporation in connection with the Lease; plus (iii) the unamortized portion of the leasing commissions in connection with this Amendment in the amount of Two Thousand Five Hundred Forty-nine Dollars and Seventy-three Cents ($2,549.73); plus (iv) the unamortized cost of the tenant finish improvements Five Thousand Dollars ($5,000.00) (without consideration of any salvage value) made by Landlord pursuant to the Lease; and (v) the unamortized cost of the tenant finish improvements Seven Thousand Two Hundred Forty-eight Dollars ($7,248.00) for the Additional Space, as of the Termination Date. The amortization of the total costs as set forth above will be on a straight-line basis, using an eleven percent (11%) interest rate over the initial sixty (60) month term of the Lease with respect to subparts (ii) and (iv) and over the balance of the Lease Term remaining with respect to subparts (iii) and (v). See Amended Exhibit
                                                                ---------------
     H for the amortization schedule.
     -

     6.   Financial Statements.  During the Lease Term and any extensions
          --------------------
thereof, Tenant shall provide to Landlord on an annual basis, within ninety (90) days following the end of Tenant's fiscal year, a copy of Tenant's most recent certified and audited financial statements prepared as of the end of Tenant's most recent fiscal year. Such financial statements shall be prepared in conformity with generally accepted accounting principles, consistently applied.

      7.  Tenant's Representations and Warranties.  The undersigned represents
          ---------------------------------------
and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

     8.   Examination of Amendment.  Submission of this instrument for
          ------------------------
examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

     9.   Definitions.  Except as otherwise provided herein, the capitalized
          -----------
terms used in this Amendment shall have the definitions set forth in the Lease.

     10.  Incorporation.  This Amendment shall be incorporated into and made a
          -------------
part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

                                   LANDLORD:

                                   DUKE REALTY LIMITED PARTNERSHIP,
                                   an Indiana limited partnership

                                   By: Duke Realty Investments, Inc.,
                                       its general partner

                                        By:  /s/ Robert H. Johnson
                                           -----------------------------------
                                           Robert H. Johnson
                                           Vice President and General Manager
                                           Minnesota Industrial Group



                                   TENANT:

                                   VASCULAR SOLUTIONS, INC.,
                                   a Minnesota corporation

                                   By: /s/ Howard C. Root
                                      ----------------------------------------

                                   Printed: Howard C. Root
                                           -----------------------------------

                                   Title:    CEO
                                          ------------------------------------

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STATE OF MINNESOTA   )
                     ) SS:
COUNTY OF HENNEPIN   )

     Before me, a Notary Public in and for said County and State, personally appeared Howard C. Root, by me known and by me known to be the CEO of Vascular Solutions, Inc., a Minnesota corporation who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

     WITNESS my hand and Notarial Seal this 4th day of June, 1999.

                                  /s/ Carla L. Puckett
                                 ----------------------------------
                                 Notary Public

                                 Carla L. Puckett
                                 ----------------------------------
                                 (Printed Signature)

My Commission Expires:       1-31-00
                        ------------------

My County of Residence:      Carver
                         -----------------

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                               AMENDED EXHIBIT F
                               -----------------

                              Base Rent Schedule
                              ------------------

Original Premises:
------------------

     Term                    Monthly Base Rent
     ----                    -----------------

     04/01/98 - 03/31/00             $7,935.64
     04/01/00 - 03/31/03             $8,340.26

Additional Space:
-----------------

     Term                    Monthly Base Rent
     ----                    -----------------

     07/01/99 - 04/30/01             $4,097.17
     05/01/01 - 03/31/03             $4,299.01